UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2018

TPG RE Finance Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38156	36-4796967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue, 35th Floor, New York, New York 10106

(Address of Principal Executive Offices) (Zip Code)

(212) 601-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

CLO Transaction Overview

On November 29, 2018 (the “FL2 CLO Closing Date”), TPG RE Finance Trust, Inc. (the “Company”) entered into a collateralized loan obligation (“TRTX 2018-FL2” or the “FL2 CLO”) through its wholly-owned subsidiaries, TRTX 2018-FL2 Issuer, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the “FL2 Issuer”), and TRTX 2018-FL2 Co-Issuer, LLC, a Delaware limited liability company, as co-issuer (the “FL2 Co-Issuer” and together with the FL2 Issuer, the “FL2 Issuers”). On the FL2 CLO Closing Date, the FL2 Issuers co-issued the following classes of notes pursuant to the terms of an indenture, dated as of November 29, 2018 (the “FL2 Indenture”), by and among the FL2 Issuers, TRTX CLO Loan Seller 2, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “FL2 Seller”), as advancing agent, Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “FL2 Trustee”), and Wells Fargo Bank, National Association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, custodian, backup advancing agent and notes registrar (in all such capacities, together with its permitted successors and assigns, the “FL2 Note Administrator”):

•

$505,084,000 aggregate principal amount of Class A Senior Secured Floating Rate Notes Due 2037 (the “FL2 Class A Notes”), which had ratings of “AAA(sf)” and “Aaa(sf)” by Kroll Bond Rating Agency, Inc. (“KBRA”) and Moody’s Investors Service, Inc., respectively, and an initial expected weighted average life of 3.13 years, and bear interest at a per annum rate equal to one-month LIBOR plus 1.13%;

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$85,015,000 aggregate principal amount of Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “FL2 Class A-S Notes”), which had a rating of “AAA(sf)” by KBRA and an initial expected weighted average life of 3.88 years, and bear interest at a per annum rate equal to one-month LIBOR plus 1.45%;

•

$62,510,000 aggregate principal amount of Class B Third Priority Secured Floating Rate Notes Due 2037 (the “FL2 Class B Notes”), which had a rating of “AA-(sf)” by KBRA and an initial expected weighted average life of 3.96 years, and bear interest at a per annum rate equal to one-month LIBOR plus 1.65%;

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$66,261,000 aggregate principal amount of Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “FL2 Class C Notes”), which had a rating of “A-(sf)” by KBRA and an initial expected weighted average life of 4.00 years, and bear interest at a per annum rate equal to one-month LIBOR plus 2.30%; and

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$76,263,000 aggregate principal amount of Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “FL2 Class D Notes” and, together with the FL2 Class A Notes, the FL2 Class A-S Notes, the FL2 Class B Notes and the FL2 Class C Notes, the “FL2 Offered Notes”), which had a rating of “BBB-(sf)” by KBRA and an initial expected weighted average life of 4.16 years, and bear interest at a per annum rate equal to one-month LIBOR plus 2.70%.

The FL2 Offered Notes were placed by Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC pursuant to a placement agency agreement dated as of November 15, 2018.

In addition to the FL2 Offered Notes, on the FL2 CLO Closing Date, the FL2 Issuer issued, pursuant to the FL2 Indenture, $48,758,000 aggregate principal amount of Class E Sixth Priority Floating Rate Notes Due 2037 (the “FL2 Class E Notes”), which had a rating of “BB-(sf)” by KBRA and an initial expected weighted average life of 4.26 years, and bear interest at a per annum rate equal to one-month LIBOR plus 4.00%, and $28,755,000 aggregate principal amount of Class F Seventh Priority Floating Rate Notes Due 2037 (the “FL2 Class F Notes” and, together with the FL2 Offered Notes and the FL2 Class E Notes, the “FL2 Notes”), which had a rating of “B-(sf)” by KBRA and an initial expected weighted average life of 4.38 years, and bear interest at a per annum rate equal to one-month LIBOR plus 5.00%. The calculation of the initial expected weighted average lives of the FL2 Notes assumes certain collateral characteristics, including that there are no prepayments, that there will be no extension of maturity dates and no capitalized and deferred interest and certain other modeling assumptions. There are no assurances that such assumptions will be met.

The FL2 Class E Notes and the FL2 Class F Notes were acquired by TRTX 2018-FL2 Retention Holder, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“FL2 Retention Holder”). The FL2 Class E Notes and the FL2 Class F Notes are not secured by the FL2 Mortgage Assets (as defined below) or any other collateral securing the FL2 Offered Notes.

Concurrently with the issuance of the FL2 Notes, the FL2 Issuer also issued preferred shares, par value $0.001 per share and with an aggregate liquidation preference and notional amount equal to $1,000 per share (the “FL2 Preferred Shares” and, together with the FL2 Notes, the “FL2 Securities”), to FL2 Retention Holder. FL2 Retention Holder acquired the FL2 Preferred Shares in order to comply with certain risk retention rules. The FL2 Preferred Shares are subject to the terms and conditions of a Preferred Share Paying Agency Agreement, dated as of November 29, 2018 (the “FL2 Preferred Share Paying Agency Agreement”), among the FL2 Issuer, Wells Fargo Bank, National Association, as preferred share paying agent, and MaplesFS Limited, as preferred share registrar and administrator. The FL2 Preferred Shares have no stated dividend rate. Holders of the FL2 Preferred Shares will be entitled to receive monthly non-cumulative dividends, if and to the extent that funds are available for such purpose, in accordance with the priority of payments set forth in the FL2 Indenture and under Cayman Islands law. The FL2 Preferred Shares were issued by the FL2 Issuer as part of its issued share capital, and are not secured by the FL2 Mortgage Assets or any other collateral securing the FL2 Offered Notes.

The FL2 Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Proceeds from the issuance of the FL2 Securities were used to purchase two commercial real estate whole loans (the “FL2 Whole Loans”) and 23 fully-funded pari passu participations (the “FL2 Pari Passu Participations,” and, together with the FL2 Whole Loans, the “FL2 Initial Mortgage Assets”) in certain commercial or multifamily real estate whole loans (each, a “FL2 Participated Mortgage Loan” and, together with the FL2 Whole Loans, the “FL2 Mortgage Loans”). The FL2 Initial Mortgage Assets were purchased by the FL2 Issuer from the FL2 Seller, a wholly-owned subsidiary of the Company and an affiliate of the FL2 Issuers. The FL2 Initial Mortgage Assets represented approximately 23.9% of the aggregate unpaid principal balance of the Company’s loan investment portfolio as of September 30, 2018 and had an aggregate principal balance of approximately $1.0 billion as of October 31, 2018 (the cut-off date for the FL2 CLO).

The FL2 Initial Mortgage Assets were purchased by the FL2 Issuer from the FL2 Seller pursuant to a Mortgage Asset Purchase Agreement (the “FL2 Mortgage Asset Purchase Agreement”), dated as of November 29, 2018, among the FL2 Issuer, the FL2 Seller, TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Holdco”), and TPG RE Finance Trust CLO Sub-REIT, a Maryland real estate investment trust and wholly-owned subsidiary of the Company. Pursuant to the FL2 Mortgage Asset Purchase Agreement, the FL2 Seller made certain representations and warranties to the FL2 Issuer with respect to the FL2 Mortgage Assets. In the event that a material breach of representation or warranty with respect to any FL2 Mortgage Asset exists, the FL2 Seller will have to either (a) correct or cure such breach of representation or warranty in all material respects, within 90 days of discovery by the FL2 Seller or any party to the FL2 Indenture (to the extent such breach is capable of being corrected or cured), (b) subject to the consent of a majority of the holders of each class of FL2 Notes, voting separately (excluding any FL2 Notes held by the FL2 Seller or any of its affiliates), make a cash payment to the FL2 Issuer, or (c) repurchase such FL2 Mortgage Asset at a repurchase price calculated as set forth in the FL2 Mortgage Asset Purchase Agreement. The obligation of the FL2 Seller to repurchase a FL2 Mortgage Asset in connection with a material breach of the representations and warranties pursuant to the FL2 Mortgage Asset Purchase Agreement has been guaranteed by Holdco.

Proceeds from the issuance of the FL2 Securities were also used (i) to repay an aggregate of $621.8 million of borrowings under the Company’s secured revolving repurchase facilities with Goldman Sachs Bank USA, JPMorgan Chase Bank, National Association, Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association, thus creating additional borrowing capacity for new loan originations; (ii) to pay transaction expenses; and (iii) for new loan originations and general corporate purposes.

The FL2 Notes

FL2 Collateral

The FL2 Offered Notes are secured by, among other things, (i) the portfolio of FL2 Mortgage Assets, (ii) certain collection, payment, custodial, reinvestment and expense reserve accounts and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iii) certain eligible investments purchased from deposits in certain accounts, (iv) the FL2 Issuer’s rights under certain related agreements, (v) all amounts delivered to the FL2 Note Administrator (or its bailee) (directly or through a securities intermediary), (vi) all other investment property, instruments and general intangibles in which the FL2 Issuer has an interest, other than certain excepted property, (vii) the FL2 Issuer’s ownership interests in and rights in certain permitted subsidiaries and (viii) all proceeds of the foregoing (collectively, the “FL2 Collateral”).

The FL2 Offered Notes are limited recourse obligations of the FL2 Issuer and non-recourse obligations of the FL2 Co-Issuer, and the FL2 Class E Notes and the FL2 Class F Notes are limited recourse obligations of the FL2 Issuer. The FL2 Co-Issuer owns no material assets and will engage in no business other than co-issuing the FL2 Offered Notes. To the extent that amounts are insufficient to meet payments due in respect of the FL2 Notes and expenses following liquidation of the FL2 Collateral, the obligations of the FL2 Issuer and the FL2 Co-Issuer to pay such deficiency will be extinguished.

Interest Rate and Maturity

The FL2 Offered Notes have an initial weighted average interest rate of approximately one-month LIBOR plus 1.45%. Interest payments on the FL2 Notes are payable monthly, beginning in December 2018. Each class of FL2 Notes will mature at par in November 2037, unless redeemed or repaid prior thereto. Principal payments on each class of FL2 Notes will be paid in accordance with the priority of payments set forth in the FL2 Indenture. However, it is anticipated that the FL2 Notes will be paid in advance of the stated maturity date in accordance with the priority of payments in the FL2 Indenture.

For so long as any class of FL2 Notes with a higher priority is outstanding, any interest due on the FL2 Class C Notes, the FL2 Class D Notes, the FL2 Class E Notes or the FL2 Class F Notes that is not paid as a result of the operation of the priority of payments set forth in the FL2 Indenture will be deferred, and the failure to pay such interest will not be an event of default under the FL2 Indenture (any such interest, “FL2 Deferred Interest”). FL2 Deferred Interest on any class of FL2 Notes will be added to the outstanding principal balance of such class of FL2 Notes and will accrue interest at the applicable interest rate. FL2 Deferred Interest will not be payable until the earliest of the first interest payment date on which funds are available to pay such FL2 Deferred Interest in accordance with the priority of payments set forth in the FL2 Indenture, or the date on which such class of FL2 Notes matures or is redeemed.

Subordination of the FL2 Notes

In general, payments of interest and principal on any class of FL2 Notes are subordinate to all payments of interest and principal on any class of FL2 Notes with a more senior priority. Generally, all payments on the FL2 Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses. Payments on the FL2 Notes will be senior to any payments on or in respect of the FL2 Preferred Shares to the extent required by the priority of payments set forth in the FL2 Indenture.

FL2 Note Protection Tests

The FL2 Notes are subject to note protection tests (the “FL2 Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the FL2 Mortgage Assets may be used to make certain payments subordinate to interest and principal payments to the FL2 Offered Notes in the priority of payments set forth in the FL2 Indenture. In the event that either FL2 Note Protection Test is not satisfied on any measurement date, interest received on the FL2 Mortgage Assets that would otherwise be used to pay interest on the FL2 Class E Notes and the FL2 Class F Notes and dividends to the FL2 Preferred Shares and make certain other payments must instead be used to pay principal of first, the FL2 Class A Notes, second, the FL2 Class A-S Notes, third, the FL2 Class B Notes, fourth, the FL2 Class C Notes and fifth, the FL2 Class D Notes, in each case, to the extent necessary to cause the FL2 Note Protection Tests to be satisfied.

The FL2 Note Protection Tests consist of a par value test (the “FL2 Par Value Test”) and an interest coverage test (the “FL2 Interest Coverage Test”). The FL2 Par Value Test will generally be considered to be met if the number calculated by dividing (a) the aggregate principal balance of the FL2 Mortgage Assets and certain other eligible investments and modified or defaulted FL2 Mortgage Assets by (b) the sum of the aggregate outstanding principal balance of the FL2 Offered Notes and the amount of any unreimbursed interest advances, is equal to or greater than 124.79%. The FL2 Interest Coverage Test will generally be considered to be met if the Interest Coverage Ratio (as defined in the FL2 Indenture) on the FL2 Offered Notes is equal to or greater than 120.00%.

FL2 Collateral Management Agreement

Certain advisory, administrative and monitoring functions relating to the FL2 Mortgage Assets will be performed by TPG RE Finance Trust Management, L.P., a Delaware limited partnership and the Company’s external manager (the “Manager”), as FL2 collateral manager (in such capacity, the “FL2 Collateral Manager”) pursuant to a Collateral Management Agreement, dated as of November 29, 2018, between the FL2 Issuer and the Manager (the “FL2 Collateral Management Agreement”).

As compensation for the performance of its obligations as FL2 Collateral Manager, the Manager is entitled to receive a collateral management fee, payable monthly in arrears, equal to 0.1% per annum of the net outstanding balance of the FL2 Mortgage Assets to the extent funds are available. The Manager has agreed to waive its entitlement to the collateral management fee for so long as the Manager or an affiliate of the Manager is the FL2 Collateral Manager and also the external manager of the Company. However, there can be no assurance that any replacement collateral manager will also waive the right to receive the collateral management fee.

The Manager may be removed as FL2 Collateral Manager upon at least 30 days’ prior written notice if certain events of default have occurred, by the FL2 Issuer or the FL2 Trustee, if the holders of at least 66-2/3% in aggregate outstanding amount of each class of FL2 Notes then outstanding give written notice to the Manager, the FL2 Issuer and the FL2 Trustee directing such removal. The Manager cannot be removed as FL2 Collateral Manager without cause, but may resign as FL2 Collateral Manager upon 90 days’ prior written notice. Upon any resignation or removal of the Manager as FL2 Collateral Manager while any of the FL2 Notes are outstanding, holders of a majority of the FL2 Preferred Shares (excluding any FL2 Preferred Shares held by certain related parties) will have the right to instruct the FL2 Issuer to appoint an institution identified by such holders as replacement FL2 Collateral Manager. In the event that 100% of the aggregate outstanding FL2 Preferred Shares are held by related parties and the proposed replacement FL2 Collateral Manager is an affiliate of the Manager, the holders of at least a majority of the aggregate outstanding principal balance of the most junior class of FL2 Notes not 100% owned by related parties (excluding any FL2 Notes held by related parties to the extent the replacement FL2 Collateral Manager is an affiliate of the Manager or the Manager has been removed as FL2 Collateral Manager after the occurrence of an event of default) may direct the FL2 Issuer to appoint an institution identified by such holders as replacement collateral manager.

Except with respect to the limitations set forth in the FL2 Indenture, the Manager, in its capacity as FL2 collateral manager, is not obligated to pursue any particular investment strategy or opportunity with respect to the FL2 Mortgage Assets or the FL2 Reinvestment Mortgage Assets (as defined below). The Manager and its affiliates may engage in other business and furnish investment management, advisory and other services to other portfolios. The Manager may make recommendations to or effect transactions for such other portfolios, which recommendations or transactions may differ from those made on behalf of the FL2 Issuer.

Managed Transaction with Reinvestment

The FL2 CLO includes a 24-month reinvestment period during which the Manager, as FL2 Collateral Manager, is permitted to reinvest certain proceeds arising from the FL2 Mortgage Assets in additional mortgage assets meeting certain eligibility criteria (the “FL2 Reinvestment Mortgage Assets” and, together with the FL2 Initial Mortgage Assets, the “FL2 Mortgage Assets”). Additionally, the FL2 Issuer may acquire an FL2 Reinvestment Mortgage Asset in exchange for a defaulted mortgage asset or a credit risk mortgage asset. Any FL2 Reinvestment Mortgage Asset or exchanged FL2 Mortgage Asset will be required to meet certain eligibility criteria, acquisition and disposition requirements and other conditions set forth in the FL2 Indenture and the FL2 Mortgage Asset Purchase Agreement.

The FL2 Servicing Agreement

Except for certain non-serviced loans, the FL2 Mortgage Loans will be serviced by Situs Asset Management LLC, a Texas limited liability company (the “FL2 Servicer”), pursuant to a servicing agreement (the “FL2 Servicing Agreement”), dated as of November 29, 2018, by and among the FL2 Issuer, the Manager, the FL2 Trustee, the FL2 Note Administrator, the FL2 Seller (as advancing agent), the FL2 Servicer, Situs Holdings, LLC, a Delaware limited liability company (the “FL2 Special Servicer”), and Park Bridge Lender Services LLC, a New York limited liability company (the “FL2 Operating Advisor”). Additionally, pursuant to the FL2 Servicing Agreement, the FL2 Issuer appointed the FL2 Special Servicer to act as special servicer with respect to certain of the FL2 Mortgage Loans.

The FL2 Servicing Agreement requires each of the FL2 Servicer and the FL2 Special Servicer to diligently service and administer the FL2 Mortgage Loans (other than certain non-serviced loans) and any applicable mortgaged property acquired directly or indirectly by the FL2 Special Servicer for the benefit of the secured parties under the FL2 Indenture. In connection with their respective duties under the FL2 Servicing Agreement, the FL2 Servicer and the FL2 Special Servicer (or any replacement servicer or special servicer) are entitled to monthly servicing and special servicing fees, as described in the FL2 Servicing Agreement.

Pursuant to the FL2 Servicing Agreement, the FL2 Operating Advisor’s duties are limited to certain FL2 Mortgage Assets that are whole loans. The FL2 Operating Advisor is entitled to receive a monthly fee under the FL2 Servicing Agreement from amounts received in respect of the FL2 Mortgage Assets owned by the FL2 Issuer, in an amount equal to one-twelfth of $20,000. The FL2 Operating Advisor may also be entitled to certain consulting and review fees, as described in the FL2 Servicing Agreement.

The foregoing summaries of the FL2 Indenture, the FL2 Preferred Share Paying Agency Agreement, the FL2 Mortgage Asset Purchase Agreement, the FL2 Collateral Management Agreement and the FL2 Servicing Agreement are qualified in their entirety by reference to the full text of the FL2 Indenture, the FL2 Preferred Share Paying Agency Agreement, the FL2 Mortgage Asset Purchase Agreement, the FL2 Collateral Management Agreement and the FL2 Servicing Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On November 29, 2018, the Company issued a press release announcing the closing of TRTX 2018-FL2. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information contained in the press release shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01 Financial	Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Indenture, dated as of November 29, 2018, by and among TRTX 2018-FL2 Issuer, Ltd., TRTX 2018-FL2 Co-Issuer, LLC, TRTX CLO Loan Seller 2, LLC, Wilmington Trust, National Association and Wells Fargo Bank, National Association

10.2	Preferred Share Paying Agency Agreement, dated as of November 29, 2018, among TRTX 2018-FL2 Issuer, Ltd., Wells Fargo Bank, National Association and MaplesFS Limited

10.3	Mortgage Asset Purchase Agreement, dated as of November 29, 2018, among TRTX 2018-FL2 Issuer, Ltd., TRTX CLO Loan Seller 2, LLC, TPG RE Finance Trust Holdco, LLC and TPG RE Finance Trust CLO Sub-REIT

10.4	Collateral Management Agreement, dated as of November 29, 2018, between TRTX 2018-FL2 Issuer, Ltd. and TPG RE Finance Trust Management, L.P.

10.5	Servicing Agreement, dated as of November 29, 2018, by and among TRTX 2018-FL2 Issuer, Ltd., TPG RE Finance Trust Management, L.P., Wilmington Trust, National Association, Wells Fargo Bank, National Association, TRTX CLO Loan Seller 2, LLC, Situs Asset Management LLC, Situs Holdings, LLC and Park Bridge Lender Services LLC

99.1	Press release, dated November 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG RE Finance Trust, Inc.

	By:	/s/ Robert Foley
		Name:	Robert Foley
		Title:	Chief Financial and Risk Officer

Date: December 3, 2018